UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2008

MATINEE MEDIA CORPORATION
(Exact name of registrant specified in charter)

Nevada	000-50004	33-0976892
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Via Fortuna, Suite 675
Austin, Texas  78746
(Address of principal executive offices)  (Zip Code)

(512) 329-5843
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

Previous Certifying Accountant

On February 27, 2008, Matinee Media Corporation, a Nevada corporation (“the Company”), dismissed Jonathon P. Reuben, C.P.A., an Accountancy Corporation (“Reuben”), as its principal independent accountant.  The determination to dismiss Reuben was made by the Board of Directors of the Company, since the Company does not currently have an audit committee.

Reuben reported on the Company’s financial statements for each of the years ended December 31, 2007 and 2006.  These reports did not contain any adverse opinion, disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles, except as described herein.  The report of Reuben for each of the years ended December 31, 2007 and 2006 was qualified with respect to uncertainly as to the Company’s ability to continue as a going concern.  Since their retention as the Company’s independent accountants on March 30, 2005 and through February 27, 2008, there were no disagreements with Reuben on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Reuben’s satisfaction would have caused Reuben to make reference thereto in their report on the financial statements of the Company for such years.  During the period of their retention there were no reportable events identified in Item 304(a)(1)(iv) of Regulation S-B.

The Company has provided Reuben with a copy of the foregoing disclosures.  A letter from Reuben addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Current Report on Form 8-K and states that Reuben agrees with such disclosure.

New Certifying Accountants

The Company engaged Malone & Bailey, P.C. (“Malone”) as its new independent accountants as of February 27, 2008.  During the two most recent fiscal years and through February 27, 2008, the Company has not consulted with Malone regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event identified in Item 304(a)(1)(iv) of Regulation S-B.  Malone had previously been engaged as the independent accountant for Matinee Media Corporation, a Texas corporation, which merged into the Company on February 11, 2008, and reported on that company’s consolidated financial statements for each of the years ended December 31, 2006 and 2005.  Those reports did not contain any adverse opinion, disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
7.1	Letter, dated February 29, 2008, from Jonathon P. Reuben, C.P.A., an Accountancy Corporation to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matinee Media Corporation

	By:	/s/Robert W.Walker
	Name:	Robert W. Walker
	Title:	President and Chief Executive Officer

Dated: February 29, 2008